--------------------------------------------------------------------------------



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2004

IMH ASSETS CORP. (as company under an Indenture, dated as of September 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-8)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  333-117817              33-0705301
----------------------------       -----------             ----------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Idenfication No.)

1401 Dove Street
Newport Beach, California                            92660
-------------------------                            -----
(Address of Principal                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Impac CMB Trust Series 2004-8, Collateralized Asset-Backed Bonds, Series 2004-8, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

                  In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, PRO FORMA Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                 Item 601(a) of Regulation S-K
Exhibit No.      Exhibit No.                      Description
-----------      -----------                      -----------
1                23.1                             Consent of KPMG LLP
                 23.2                             Consent of Ernst & Young LLP
                 99.1                             Financial statements of
                                                  FGIC as of December 31,
                                                  2003 and 2002, and for each
                                                  of the years in the
                                                  three-year period ended
                                                  December 31, 2003.
                 99.2                            Financial
                                                 statements of FGIC
                                                 as of June 30, 2004
                                                 and for the
                                                 three-month and
                                                 six-month periods
                                                 ended June 30, 2004
                                                 and 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           IMH ASSETS CORP.


                                           By:  /s/ Richard J. Johnson
                                                ---------------------------
                                           Name:    Richard J. Johnson
                                           Title:   Chief Financial Officer


Dated: September 28, 2004


                                  EXHIBIT INDEX


Exhibit                  Item 601(a) of Regulation                                           Sequentially Numbered
Number                   S-K Exhibit No.            Description                              Page
------                   ---------------            -----------                              ----
1                        23.1                       Consent of KPMG LLP
                         23.2                       Consent of Ernst & Young LLP
                         99.1                       Financial   statements  of  FGIC  as  of
                                                    December 31, 2003 and 2002,
                                                    and for each of the years in
                                                    the three-year period ended
                                                    December 31, 2003
                         99.2                       Financial  statements of FGIC as of June
                                                    30,  2004  and for the  three-month  and
                                                    six-month  periods  ended June 30,  2004
                                                    and 2003.
